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                                                                    EXHIBIT 10.2

                       MUTUAL WRITTEN CONSENT TO TERMINATE
                          AGREEMENT AND PLAN OF MERGER

        This MUTUAL WRITTEN CONSENT TO TERMINATE AGREEMENT AND PLAN OF MERGER, dated as of June 30, 2000 ("the Agreement"), is by and among PRISON REALTY TRUST, INC., a Maryland corporation ("Prison Realty"); CCA ACQUISITION SUB, INC. ("CCA Sub"), PMSI ACQUISITION SUB, INC. ("PMSI Sub"), and JJFMSI ACQUISITION SUB, INC. ("JJFMSI Sub"), each a Tennessee corporation and a wholly-owned subsidiary of Prison Realty; CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("CCA"); PRISON MANAGEMENT SERVICES, INC., a Tennessee corporation ("PMSI"); and JUVENILE AND JAIL FACILITY MANAGEMENT SERVICES, INC., a Tennessee corporation ("JJFMSI").

                              W I T N E S S E T H:

        WHEREAS, Prison Realty, CCA Sub, PMSI Sub, JJFMSI Sub, CCA, PMSI, and JJFMSI are parties to that certain Agreement and Plan of Merger, dated December 26, 1999 (the "Agreement and Plan of Merger");

        WHEREAS, Section 7.01 of the Agreement and Plan of Merger provides that the agreement may be terminated at any time prior to the Effective Time (as defined therein) by the mutual written consent of the parties thereto; and

        WHEREAS, each of Prison Realty, CCA Sub, PMSI Sub, JJFMSI Sub, CCA, PMSI, and JJFMSI desire to terminate the Agreement and Plan of Merger as evidenced hereby.

        NOW, THEREFORE in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        TERMINATION. Each of Prison Realty, CCA Sub, PMSI Sub, JJFMSI Sub, CCA, PMSI, and JJFMSI hereby terminate the Agreement and Plan of Merger pursuant to
Section 7.01 thereof.

        IN WITNESS WHEREOF, each of the undersigned has caused the foregoing Agreement to be executed as of the date first above written.

                                    COMPANIES:

                                    PRISON REALTY TRUST, INC.

                                    By: /s/Thomas W. Beasley
                                        ----------------------------------------
                                        Name:  Thomas W. Beasley
                                        Title: Chairman of the Board of
                                               Directors



                      [Additional Signature Page to Follow]


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                                    CCA ACQUISITION SUB, INC.

                                    By: /s/Darrell K. Massengale
                                        ----------------------------------------
                                        Name:  Darrell K. Massengale
                                        Title: President and Chief Executive
                                               Officer

                                    PMSI ACQUISITION SUB, INC.

                                    By /s/Darrell K. Massengale
                                        ----------------------------------------
                                        Name:  Darrell K. Massengale
                                        Title: President and Chief Executive
                                               Officer

                                    JJFMSI ACQUISITION SUB, INC.

                                    By: /s/Darrell K. Massengale
                                        ----------------------------------------
                                        Name:  Darrell K. Massengale
                                        Title: President and Chief Executive
                                               Officer

                                    CORRECTIONS CORPORATION OF AMERICA

                                    By: /s/Darrell K. Massengale
                                        ----------------------------------------
                                        Name:  Darrell K. Massengale
                                        Title: Chief Financial Officer and
                                               Secretary

                                    PRISON MANAGEMENT SERVICES, INC.

                                    By: /s/Darrell K. Massengale
                                        ----------------------------------------
                                        Name:  Darrell K. Massengale
                                        Title: President and Chief Executive
                                               Officer

                                    JUVENILE AND JAIL FACILITY
                                    MANAGEMENT SERVICES, INC.

                                    By: /s/Darrell K. Massengale
                                        ----------------------------------------
                                        Name:  Darrell K. Massengale
                                        Title: President and Chief Executive
                                               Officer